BOK Financial Corporation
Exhibit 99.1

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                        CERTIFICATION OF PERIODIC REPORT

I, Gregg Jaynes, Vice President and Manager of Corporate Compensation of BOK Financial Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 11-K of BOK Financial Thrift Plan for Hourly Employees for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

A signed original of this written statement required by Section 906 has been provided to BOK Financial Corporation and will be retained by BOK Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 26, 2003
                                            /s/ Gregg Jaynes
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                                            Gregg Jaynes
                                            Vice President
                                            Manager of Corporate Compensation
                                            BOK Financial Corporation

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                        CERTIFICATION OF PERIODIC REPORT

I, John C. Morrow, Senior Vice President and Director of Financial Accounting and Reporting of BOK Financial Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 11-K of BOK Financial Thrift Plan for Hourly Employees for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

A signed original of this written statement required by Section 906 has been provided to BOK Financial Corporation and will be retained by BOK Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 26, 2003
                                            /s/ John C. Morrow
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                                            John C. Morrow
                                            Senior Vice President
                                            Director of Financial Accounting
                                              & Reporting
                                            BOK Financial Corporation

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